G.1.a.i (Terminated Legal Proceedings)

In re Virtus Investment Partners, Inc. Securities Litigation, Case No. 15-cv-1249 (WHP) (SDNY)

Plaintiffs: Arkansas Teacher Retirement System (Lead Plaintiff) and Tom Cummins, individually and on behalf of all others similarly situated

Defendants: Defendants Virtus Investment Partners, Inc., Virtus Opportunities Trust, George R. Aylward, Jeffrey T. Cerutti, and Francis G. Waltman

On February 20, 2015, a putative class action complaint (In re Virtus Investment Partners, Inc. Securities Litigation; formerly styled as Tom Cummins v. Virtus Investment Partners Inc., et al.) alleging violations of certain provisions of the federal securities laws was filed by an individual shareholder against Virtus and certain of its officers (the “defendants”) in the United States District Court for the Southern District of New York. On August 21, 2015, the lead plaintiff filed a Consolidated Class Action Complaint (the “Consolidated Complaint”) amending the originally filed complaint and adding the Trust as a defendant. The Consolidated Complaint was purportedly filed on behalf of all purchasers of Virtus common stock between January 25, 2013 and May 11, 2015 (the “Class Period”). The Consolidated Complaint alleges that during the Class Period, the defendants disseminated materially false and misleading statements and concealed material adverse facts relating to certain funds previously subadvised by F-Squared Investments, Inc. and/or its affiliates. The plaintiff sought to recover unspecified damages. While Virtus and its affiliates, including the Adviser, believed that the suit was without merit, on May 18, 2018, Virtus executed a final settlement agreement with the plaintiffs settling all claims in the litigation in order to avoid the cost, distraction, disruption, and inherent litigation uncertainty. The settlement was approved by the Court on December 4, 2018, and on January 11, 2019, the Court entered final judgment, concluding the action. The resolution of this matter did not have a material impact on the results of operations, cash flows or its consolidated financial condition for Virtus or on the ability of the Adviser to provide services to the Fund.